CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of United American Corporation for the quarter ended September 30, 2004, I, Benoit Laliberté, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

    (1)     the Quarterly Report on Form 10-QSB of United American Corporation for the quarter ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, fairly presents in all material respects, the financial condition and results of operations of United American Corporation

By:    /s/ Benoit Laliberte

Name:                                         Benoit Laliberté

Title:                                           Chief Executive Officer
                                                  Chief Financial Officer
                                                   Director

Date:                                           November 19, 2004

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